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                                                                   EXHIBIT 10.10

                          OPEN PORT TECHNOLOGY, INC.

                          SECOND AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT


                               January 27, 2000
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                          SECOND AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT


     This Second Amended and Restated Registration Rights Agreement (this "Agreement") is entered into as of the 27/th/ day of January, 2000, among Open Port Technology, Inc., an Illinois corporation (the "Company") and the persons and entities set forth on Schedule 1 hereto, which includes the investor (the
                          ----------
"Series A Investor") party to the Series A Investment Agreement defined below and designated as such on Schedule 1, the investors (the "Series B Investors")
                          ----------
party to the Series B Investment Agreement defined below and designated as such on Schedule 1, the investors (the "Series C Investors") party to the Series C
   ----------
Investment Agreement defined below and designated as such on Schedule 1, the
                                                             ----------
investors (the "Series D Investors") party to the Series D Investment Agreement defined below and designated as such on Schedule 1, and certain new investors
                                        ----------
(the "Series E Investors" and, together with the Series A Investor, the Series B Investors, the Series C Investors and the Series D Investors, collectively, the "Investors").

                                   RECITALS

     A. Pursuant to the terms of an investment agreement (the "Series A Investment Agreement"), dated as of July 27, 1995, as amended as of March 12, 1996, between the Company and the Series A Investor, the Company sold shares of Series A Convertible Participating Preferred Stock of the Company, par value $.001 per share (the "Series A Preferred Stock"), to the Series A Investor.

     B. Pursuant to the terms of an investment agreement (the "Series B Investment Agreement"), dated as of March 12, 1996, as amended as of April 19, 1996, February 6, 1997, March 19, 1997, between the Company and the Series B Investors, the Company sold shares of Series B Convertible Participating Preferred Stock of the Company, par value $.001 per share (the "Series B Preferred Stock"), to the Series B Investors.

     C. Pursuant to the terms of an investment agreement (the "Series C Investment Agreement"), dated as of June 15, 1998, as amended as of February 4, 1999, among the Company, the Series C Investors, the Series A Investor and the Series B Investors, the Company sold shares of Series C Convertible Participating Preferred Stock of the Company, par value $.001 per share (the "Series C Preferred Stock"), to the Series C Investors.

     D. Pursuant to the terms of an investment agreement (the "Series D Investment Agreement"), dated as of April 29, 1999, among the Company, the Series D Investors, the Series C Investors, the Series B Investors, and the Series A Investor, the Company sold shares of Series D Convertible Preferred Stock of the Company, par value, $.001 per share (the "Series D Preferred Stock"), to the Series D Investors.

     E. The Company, the Series A Investor, the Series B Investors, the Series C Investors and the Series D Investors are parties to that certain Amended and Restated Registration Rights Agreement, dated as of June 15, 1998, as amended (the "Existing Registration Rights Agreement").

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     F.   The Series E Investors have agreed to purchase shares of Series E
Preferred Stock (as hereinafter defined) of the Company, pursuant to that certain Series E Investment Agreement dated as of even date herewith (the "Series E Investment Agreement") provided that the Company and the Investors enter into this Agreement to amend and restate the Existing Amended and Restated Registration Rights Agreement.

     G. The Company and the Investors deem it desirable to (i) enter into this Agreement in order to induce the Series E Investors to purchase the shares of Series E Preferred Stock pursuant to the Series E Investment Agreement and (ii) to amend and restate (and supersede and replace) the Existing Amended and Restated Registration Rights Agreement.

     H. The Company, in connection with certain financing arrangements has issued warrants to acquire shares of Series C Preferred Stock to Third Coast Venture Lease Partners I, L.P. ("Third Coast"), CID Mezzanine Capital, L.P. ("CIDMC") and Silicon Valley Bank (such warrants being collectively referred to as the "Existing Warrants") and the Company may in the future enter into additional financing arrangements pursuant to which the Company will issue "Additional Warrants" (as that term is defined in Section 3.4 of the Series E Investment Agreement); upon exercise of such Existing Warrants or such Additional Warrants by the holder or holders thereof, such holder or holders shall be deemed an "Investor" for all purposes hereof and Schedule 1 shall be
                                                          --------
amended to include such holder or holders designated as such without any action of the Company or the other Investors.


                             TERMS AND CONDITIONS

     In consideration of the mutual covenants and agreements contained in this Agreement and the Series E Investment Agreement, and intending to be legally bound, the parties hereto agree to, and agree to amend and restate (and supersede and replace), as applicable, the Existing Registration Rights Agreement as follows:

     Section 1.  Definitions.  As used in this Agreement, the following terms
                 -----------
have the meanings indicated below or in the referenced sections of this
Agreement:

     "Common Stock:"  The Company's Common Stock, par value $.001 per share, as
      ------------
the same may be constituted from time to time.

     "Conversion Stock:"  The shares of the Common Stock that the Investors have
      ----------------
the right to acquire, or do acquire, pursuant to conversion of (a) the Series A Preferred Stock of the Company acquired under the Series A Investment Agreement,
(b) the Series B Preferred Stock of the Company acquired under the Series B Investment Agreement, (c) the Series C Preferred Stock of the Company acquired under the Series C Investment Agreement, (d) the Series D Preferred Stock of the Company acquired under the Series D Investment Agreement, (e) the Series E Preferred Stock of the Company acquired under the Series E Investment Agreement,
(f) the Series C Preferred Stock of the Company issuable upon the exercise of the Existing Warrants, (g) the Preferred Stock of the Company issuable upon the exercise of any Additional

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Warrants, (h) any other shares of Preferred Stock or other securities of the
Company issued or acquired pursuant to any future agreement between or among any of the Investors and the Company or any current shareholder of the Company, (i) any shares of Preferred Stock issued or payable to the Investors in connection with any stock dividend, stock split, or recapitalization of the Company, and
(j) any shares of Preferred Stock issued to the Investors in replacement of or upon partial exercise of any conversion rights applicable to any of the shares of Preferred Stock described in the preceding clauses.

     "Demand Registration:"  See Section 3(a) and Section 3(b).
      -------------------        ------------     ------------

     "Exchange Act:"  The Securities Exchange Act of 1934, as amended from time
      ------------
to time.

     "Fully Diluted:"  Assuming conversion into Common Stock of all shares that
      -------------
are convertible into Common Stock and the exercise of all options and warrants to purchase Common Stock.

     "Initial Public Offering:"  The first primary offering of Common Stock to
      -----------------------
the public by the Company registered pursuant to the Securities Act.

     "Majority of the Registrable Securities:"  51% or more of the Registrable
      --------------------------------------
Securities being registered unless the text of this Agreement indicates that it is 51% or more of the Registrable Securities then issued and outstanding.

     "Non-Series E Registrable Securities:"  All Registrable Securities other
      -----------------------------------
than the Series E Registrable Securities.

     "Person:"  An individual, a partnership, a corporation, a limited liability
      ------
company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a government entity or any department, agency, or political subdivision thereof.

     "Piggyback Registration:"  See Section 4(a).
      ----------------------        ------------

     "Preferred Stock:"  The Series A Preferred Stock, the Series B Preferred
      ---------------
Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock.

     "Public Offering:"  A primary offering of Common Stock by the Company
      ---------------
registered pursuant to the Securities Act.

     "Registrable Securities:"  The Conversion Stock.
      ----------------------

     "Registration Expenses:"  See Section 7.
      ---------------------        ---------

     "Restricted Securities:"  The Registrable Securities, subject to the
      ---------------------
provisions of Section 2(a).
              ------------

     "SEC:"  The United States Securities and Exchange Commission.
      ---

     "Securities Act:"  The Securities Act of 1933, as amended from time to
      --------------
time.

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     "Series E Preferred Stock:"  The Company's Series E Convertible
      ------------------------
Participating Preferred Stock, par value $.001 per share, as the same may be constituted from time to time.

     "Series E Registrable Securities:"  The Conversion Stock relating to the
      -------------------------------
Series E Preferred Stock.

     "Underwritten registration or underwritten offering:"  A registration in
      --------------------------------------------------
which securities of the Company are sold pursuant to a firm commitment underwriting.

     Section 2.  Securities Subject to this Agreement.
                 ------------------------------------

          (a)  Registrable Securities.  The securities entitled to the
               ----------------------
     benefits of this Agreement are those Registrable Securities that are Restricted Securities. A Registrable Security ceases to be a Restricted Security when (i) it is registered under the Securities Act and disposed of in accordance with the registration statement covering it, or (ii) it is eligible to be sold or transferred in accordance with the requirements of Section (k) (or similar provisions then in effect) of Rule 144 promulgated by the SEC under the Securities Act ("Rule 144").

          (b)  Holders of Registrable Securities.  A Person is deemed to be a
               ---------------------------------
     holder of Registrable Securities whenever that Person owns, directly or beneficially, or has the right to acquire Registrable Securities, disregarding any legal restrictions upon the exercise of that right.

     Section 3.  Demand Registration.
                 -------------------

          (a)  Requests for Registration.
               -------------------------

               (i)  At any time after the earlier of: (i) a Public Offering or
          (ii) June 15, 2001, any stockholder or stockholders holding in the aggregate at least 7.6% of the Non-Series E Registrable Securities (a "Non-Series E Demand Registration") or at least 5% of the Series E Registrable Securities (a "Series E Demand Registration"), may at any time demand that the Company register all or part of his, her, or its Registrable Securities under the Securities Act (Non-Series E Demand Registrations and Series E Demand Registrations being collectively referred to as a "Demand Registration") on Forms S-1, S-2, or S-3 (or similar forms then in effect) promulgated by the SEC under the Securities Act. Within ten days after receipt of a demand, the Company will notify in writing all holders of Registrable Securities of the demand. Any holder who wants to include his, her, or its Registrable Securities in the Demand Registration must notify the Company within ten business days of receiving the notice of the Demand Registration. Except as provided in this Section 3, the Company will include in all
                                     ---------
          Demand Registrations all Registrable Securities for which the Company receives timely written demands for inclusion. All demands made pursuant to this Section 3(a) must specify the number of Registrable
                           ------------
          Securities to be registered and the intended method of disposing of the Registrable Securities.

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               (ii) Notwithstanding anything to the contrary herein, the holders of the Series E Registrable Securities shall have a special right to require up to three demand registrations (the "Series E Special Demand Registration") after an Initial Public Offering, which may be exercised by holders of at least 5% of the Series E Registrable Securities the first of which may be exercised not earlier then 120 days after the Company's Initial Public Offering; provided that this special right shall expire when the holders of Common Stock issued upon conversion of the Series E Preferred Stock are free to sell them under Rule 144(k) or hold less than 1% of the outstanding Common Stock of the Company. The Company shall use its best commercial efforts to cause the first such registration statement to become effective on the 181st day after the effectiveness of the registration statement for the Company's Initial Public Offering, or if later, not later than 60 days after the demand therefore is made. Each such registration statement shall be on Form S-1 or S-3, if available, and shall remain effective for 180 days, or if less, until the Common Stock registered thereunder is sold. The holders of such Common Stock may, but shall not be required to, sell the Common Stock in an underwritten offering under this special registration right. Within ten days after receipt of a demand, the Company will notify in writing all holders of Series
          E Registrable Securities of the demand. Any holder who wants to include his, her, or its Series E Registrable Securities in the Series E Special Demand Registration must notify the Company within ten business days of receiving the notice of the Series E Special Demand Registration. Except as provided in this Section 3, the Company will
                                                   ---------
          include in all Series E Special Demand Registrations all Series E Registrable Securities for which the Company receives timely written demands for inclusion. Notwithstanding the foregoing, no Series E Special Demand Registration shall be underwritten without the consent of the holders of a majority of the shares of the Series E Preferred Stock included in such registration.

          (b)  Form of Registration.  The Demand Registration will be on Form
               --------------------
     S-3 whenever the Company is permitted to use that form, unless the holders of a Majority of the Registrable Securities or the underwriter reasonably request registration on an expanded form. The Company will use its best commercial efforts to qualify for registration on Form S-3.

          (c)  Registration Expenses.  The Company will pay all Registration
               ---------------------
     Expenses for so many Demand Registrations as are demanded under Section
                                                                     -------
     3(a)(i), up to a maximum of four Demand Registrations and for so many
     -------
     Series E Special Demand Registrations as are demanded under Section
                                                                 -------
     3(a)(ii), up to a maximum of three Series E Special Demand Registrations;
     --------
     provided, however, that the total of Series E Demand Registrations and Series E Special Demand Registrations shall not exceed four; and provided, however, in the case of a Demand Registration, as applicable, not more than two Non-Series E Demand Registrations shall be on Form S-1, and provided further that, with respect to a Demand Registration on Form S-1, (i) the Demand Registration includes at least that number of shares of Conversion Stock equal to or greater than 5% of the shares of Common Stock then issued and outstanding, fully diluted, and (ii) holders of at least a majority of the Conversion Stock have approved the Demand Registration. A registration initiated as a Demand Registration will count for the purposes of the first sentence of this Section 3(c) if the registration is withdrawn
                                   ------------
     for any reason after such registration has been declared effective by the SEC.

          (d)  Selection of Underwriters. If a Demand Registration or a Series E
               -------------------------
     Special Demand Registration is to be underwritten, the holders of a Majority of the Registrable Securities requested to be included in the Demand Registration or a Series E Special Demand Registration and the Company shall mutually select the investment banker(s) and manager(s) that will administer the offering, and the Company shall enter into a customary underwriting agreement with those investment banker(s) and manager(s).

          (e)  Priority on Registrations.  If, in connection with a Demand
               -------------------------
     Registration, the managing underwriters give the Company and the holders of the Registrable Securities being registered a written opinion that the number of Registrable Securities requested to be included exceeds the number of securities that can be sold in the offering without having a material adverse effect on the price of such Registrable Securities, the Company will include in the registration only the number of Registrable Securities that the underwriters believe can be sold. The number of securities registered shall be allocated pro rata among the holders of Registrable Securities on the basis of the total number of Registrable Securities held by each holder requested to be included in the registration. If a Series E Special Demand Registration is underwritten, and the managing underwriters give the Company and the holders of the securities being registered a written opinion that the number of Series E Registrable Securities requested to be included in such Series E Special Demand Registration exceeds the number of securities that can be sold in the offering without having a material adverse effect on the price of such Series E Registrable Securities, the Company will include in the registration only the number of Series E Registrable Securities that the underwriters believe can be sold.

          (f)  Delay in Filing.
               ---------------

               (i) The Company may delay the filing of the registration statement in connection with each Demand Registration for a period of not more than 120 days upon the advice of the investment banker(s) and manager(s) that will administer the offering that a delay is necessary or appropriate under the circumstances. The Company may not use this right to delay more than once with respect to any Demand Registration.

               (ii) With respect to Series E Special Demand Registrations made pursuant to Section 3(a)(ii) above, in the event that (i) the Company would, in accordance with advice of its outside counsel, be required to disclose in the prospectus contained in such registration statements information not otherwise then required by law to be publicly disclosed; and (ii) in the good faith judgment of the Company's Board of Directors, in accordance with advice of its outside counsel and financial advisors, there is reasonable likelihood that such disclosure, or any other action to be taken in connection with such prospectus, would materially and adversely affect or interfere with any financing, acquisition, merger or similar transaction involving the Company, the filing or continued effectiveness of the registration statements referred to above may be delayed by the Company during no more than three non-consecutive periods each aggregating not more than 30 days in any twelve-month period, provided that in one circumstance during a twelve-month period
                  --------
          two such 30-day periods may be consecutive; and provided that the
                                                          --------
          Company shall delay during any such blackout period the filing or effectiveness of any other registration statement required pursuant to the registration rights of the holders of any other securities of the Company.

          (g)  Limited Piggyback Right on Demand Registrations.
               -----------------------------------------------

               (i) Whenever the holders of Registrable Securities demand a Demand Registration or a Series E Special Demand Registration, the Company may notify in writing the other holders of securities of the same type as the Registrable Securities or Series E Registrable Securities, as applicable, that are to be registered not later than the earlier to occur of (i) the 5th day following the Company's receipt of notice of exercise of the Demand Registration or a Series E Special Demand Registration right or (ii) 45 days prior to the anticipated filing date.

               (ii) The Company may include in the Demand Registration or a Series E Special Demand Registration, as applicable, securities of the same type and class held by other holders, but only, in the case of either type of demand registration to be underwritten, to the extent that the managing underwriters give the Company their written opinion that the total number or dollar amount of securities requested to be included can be sold in the offering without having a material adverse effect on the price of such Registrable Securities or Series E Registrable Securities, as applicable. If the number or dollar amount of securities requested to be sold exceeds the amount that in the opinion of the managing underwriters can be sold in the offering without having a material adverse effect on the price of such Registrable Securities or Series E Registrable Securities, as applicable, the Company will include in the registration: (i) first, all Registrable Securities or Series E Registrable Securities, as applicable, and (ii) second, up to the full number or dollar amount of securities requested to be included in the registration in excess of the number or dollar amount of Registrable Securities or Series E Registrable Securities, as applicable to be registered (allocated pro rata among the holders of the securities in such proportions as the Company and those holders may agree).

               (iii) The holders of securities (including the Company) other than Registrable Securities to be registered pursuant to this Section
                                                                        -------
          3(g) shall enter into the same agreement with the managing
          ----
          underwriters as do the holders of the Registrable Securities.

               (iv) If the Company registers any of its securities on its own behalf in a Demand Registration or Series E Special Demand Registration, as applicable (in accordance with the provisions of this Section 3(g)), that Demand
                                                 ------------
          Registration or Series E Special Demand Registration, as applicable shall not count for the purpose of determining the number of Demand Registrations or Series E Special Demand Registration, as applicable for which the Company is required under Section 3(c) to pay all
                                                  ------------
          Registration Expenses, and the Company shall pay all of the Registration Expenses of that registration.

               (v) If any of the holders of any other securities of the Company register those securities in a Demand Registration or Series E Special Demand Registration in accordance with this Section 3(g),
                                                              ------------
          those holders shall pay the fees and expenses of their counsel and their pro rata share of the Registration Expenses not paid by the Company for any reason.

               (vi) Holders of any other securities of the Company may register such securities in a Series E Special Demand Registration in accordance with this Section 3(g), provided that the holders of the Series E Registrable Securities are not required to participate in an underwritten public offering, and shall not be subject to any underwriter cutback with respect to such Series E Special Demand Registration unless the holders of the Series E Registrable Securities request that their shares be underwritten.

     Section 4.  Piggyback Registrations.
                 -----------------------

          (a)  Right to Piggyback.  Whenever the Company proposes to register
               ------------------
     any of its securities under the Securities Act (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8, pursuant to a registration made on Form S-4, or any successor forms then in effect) at any time other than pursuant to a Demand Registration or a Series E Special Demand Registration and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), it will so notify in writing all holders of Registrable Securities and all executive officers of the Company who are also Founders (as defined in the Second Amended and Restated Voting and Co-Sale Agreement of even date herewith) not later than the earlier to occur of (i) the 5th day following the Company's receipt of notice of exercise of other demand registration rights, or (ii) 30 days prior to the anticipated filing date. The Common Stock owned by such Founders is hereafter referred to as "Founder Securities." Subject to the provisions of Section 4(c) and
                                                              ------------
     Section 4(d), the Company will include in the Piggyback Registration all
     ------------
     Registrable Securities and Founder Securities with respect to which the Company has received written requests for inclusion within 15 business days after the applicable holder's receipt of the Company's notice. The holders of Registrable Securities and Founder Securities may withdraw all or any part of the Registrable Securities or the Founder Securities from a Piggyback Registration at any time before three business days prior to the effective date of the Piggyback Registration. If a Piggyback Registration is an underwritten offering effected under Section 4(c), all Persons whose
                                                ------------
     securities are included in the Piggyback Registration must sell their securities on the same terms and conditions as apply to the securities being issued and sold by the Company. If a Piggyback Registration is an underwritten offering effected under Section 4(d), all
                                                             ------------
     Persons whose securities are included in the Piggyback Registration must sell their securities on the same terms and conditions as apply to the securities being sold by the Person(s) initiating the Piggyback Registration. A registration of Registrable Securities and Founder Securities pursuant to this Section 4 shall not be counted as a Demand
                                 ---------
     Registration under Section 3.
                        ---------

          (b)  Piggyback Expenses.  The Company shall pay to the holders of the
               ------------------
     Registrable Securities and the Founder Securities included in a Piggyback Registration all Registration Expenses of those holders.

          (c)  Priority on Primary Registrations. If a Piggyback Registration is
               ---------------------------------
     an underwritten primary registration on behalf of the Company and the managing underwriters give the Company their written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold, the Company will include the securities in the registration in the following order of priority: first, all securities the Company proposes to sell; second, up to the full number or dollar amount of Registrable Securities requested to be included in the registration (allocated pro rata among the holders of Registrable Securities on the basis of the dollar amount or number of Registrable Securities requested to be included); third, up to the full number or dollar amount of Founder Securities requested to be included in the registration (allocated pro rata among the holders of Founder Securities on the basis of the dollar amount or number of Founder Securities requested to be included); and fourth, any other securities (provided they are of the same class as the securities sold by the Company) requested to be included allocated among the holders of the securities in such proportions as the Company and those holders may agree.

          (d)  Priority on Secondary Registrations.  If a Piggyback Registration
               -----------------------------------
     is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters give the Company their written opinion that the dollar amount or number of securities requested to be included in the registration exceeds the dollar amount or number of securities that can be sold, the Company will include in the registration:
     (1) to the extent of 50% of the number or dollar amount of securities other than Registrable Securities that in the underwriter's opinion can be sold, the securities requested to be included in the registration, allocated among the holders of those securities in such proportions as the Company and those holders may agree, (2) to the extent of the balance, the Registrable Securities requested to be included, allocated pro rata among the holders of Registrable Securities on the basis of the dollar amount or number of securities requested to be included, and (3) to the extent of the balance, the Founder Securities requested to be included, allocated pro rata among the holders of Founder Securities on the basis of the dollar amount or number of securities requested to be included. If after including all of the Registrable Securities and Founder Securities the underwriters determine that there are additional securities that can be sold, then securities other than Registrable Securities and Founder Securities may be added to the registration.

          (e)  Selection of Underwriters.  If any Piggyback Registration is an
               -------------------------
     underwritten offering, the Company will select the investment banker(s) and manager(s) that will administer the offering, as long as the investment banker(s) and manager(s) are reasonably satisfactory to the holders of a Majority of the Registrable Securities (including, for purposes of this
     Section 4(e) only, the Founder Securities), and shall enter into a
     ------------
     customary underwriting agreement with the investment banker(s) and manager(s).

          (f)  Other Registrations.  The Company agrees that after filing a
               -------------------
     registration statement with respect to Registrable Securities and, if applicable Founder Securities, pursuant to Section 3 or this Section 4 that
                                                ---------         ---------
     has not been withdrawn or abandoned, the Company will not register any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act, whether on its own behalf or at the request of any holder of those securities, until at least three months has elapsed from the effective date of the previous registration. This three-month hiatus does not apply to registrations of securities to be issued in connection with employee benefit plans, to permit exercise or conversions of previously issued options, warrants, or other convertible securities, or in connection with a Demand Registration.

     Section 5.  Holdback Agreements.
                 -------------------

          (a)  Restrictions on Public Sale by Securities Holders.  Each holder
               -------------------------------------------------
     of Registrable Securities whose securities are included in a registration statement agrees not to make any public sale or distribution of equity securities of the Company (except as part of the underwritten registration or pursuant to registration on Form S-8 or any successor form), including a sale pursuant to Rule 144, during the seven days prior to and the 180 days after the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration unless the managing underwriters agree otherwise; provided, however, that the holders of Series E Registrable Securities shall only be subject to the foregoing holdback in respect of the Initial Public Offering; and provided further, however, that nothing in this Section 5(a) shall be deemed to in any way limit the rights of the holders of Series E Registrable Securities under Section 3(a)(ii) hereof.

          (b)  Restrictions on Public Sale by the Company and Others. The
               -----------------------------------------------------
     Company agrees not to make any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, including a sale under Regulation D of the SEC or under any exemption of the Securities Act (except as part of the underwritten registration or pursuant to registrations on Form S-8 or any successor form), during the seven days prior to and the 180 days after the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration unless the managing underwriters agree otherwise. The Company also agrees to use its best commercial efforts to cause each holder of at least 5% (on a fully-diluted basis) of its equity securities or any securities convertible into or exchangeable or exercisable for its equity securities (other than Registrable Securities), purchased from the Company at any time on or after the date of this Agreement (other than in a registered public offering) to agree not to make any public sale or distribution of those securities, including a sale pursuant to Rule 144 (except as part of the underwritten registration, if permitted), during the seven days prior to and the 180 days after the effective date of the registration unless the managing underwriters agree otherwise.

Section 6.    Registration Procedures.
              -----------------------

     (a) Best Commercial Efforts. Whenever the holders of Registrable Securities
         -----------------------
request the registration of any Registrable Securities pursuant to this Agreement, the Company shall use its best commercial efforts to register and to permit the sale of the Registrable Securities in accordance with the intended method of disposition. To carry out this obligation, the Company shall as expeditiously as possible:

          (i) prepare and file with the SEC, but in any event no later than 90 days (or such shorter period as required by Section 3(c)(ii) of this Agreement) after receipt of a request to file a registration statement (subject to Section 3(f)), a registration statement on the appropriate form
                 ------------
     and use its best commercial efforts to cause the registration statement to become effective. At least three days before filing a registration statement or prospectus or at least one business day before filing any amendments or supplements thereto including Registrable Securities, the Company will furnish to the counsel of the holders of a Majority of the Registrable Securities being registered copies of all documents proposed to be filed for that counsel's review and approval, which approval shall not be unreasonably withheld or delayed;

          (ii) notify immediately each seller of Registrable Securities of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

          (iii) prepare and file with the SEC such amendments and supplements to the registration statement and the corresponding prospectus necessary to keep the registration statement effective for 90 days (or such longer period as required by Section 3(c)(ii) of this Agreement) or such shorter period as may be required to sell all Registrable Securities covered by the registration statement; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement during each period in accordance with the sellers' intended methods of disposition as set forth in the registration statement;

          (iv) furnish to each seller of Registrable Securities a sufficient number of copies of the registration statement, each amendment and supplement thereto (in each case including all exhibits), the corresponding prospectus (including each preliminary prospectus), and such other documents as a seller may reasonably request to facilitate the disposition of the seller's Registrable Securities;

          (v) use its best commercial efforts to register or qualify the Registrable Securities under securities or blue sky laws of jurisdictions in the United States of

     America as any seller requests and will do any and all other acts and things that may be necessary or advisable to enable the seller to consummate the disposition of the seller's Registrable Securities;

          (vi) use its best commercial efforts to cause the Registrable Securities covered by the registration statement to be registered with or approved by those governmental agencies or authorities necessary to enable each seller to consummate the disposition of its Registrable Securities;

          (vii) notify each seller of Registrable Securities, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and will prepare a supplement or amendment to the prospectus or any such document incorporated therein by reference so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (viii) cause all registered Registrable Securities covered by such registration to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

          (ix) provide an institutional transfer agent and registrar and a CUSIP number for all Registrable Securities on or before the effective date of the registration statement;

          (x) enter into such customary agreements (including an underwriting agreement in customary form) and take all other actions in connection with those agreements as the holders of the Registrable Securities b eing registered or the underwriters, if any, reasonably request to expedite or facilitate the disposition of the Registrable Securities;

          (xi) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to the registration statement, and any attorney, accountant, or other agent of any seller of at least 5% of the securities being sold pursuant to the Registration Statement or underwriter, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors, and employees to supply all information reasonably requested by any seller, underwriter, attorney, accountant, or agent in connection with the registration statement; provided that an appropriate confidentiality agreement is executed by any seller, underwriter, attorney, accountant or other agent;

          (xii) in connection with any underwritten offering, obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering those matters customarily covered by "cold comfort" letters as the holders of the Registrable Securities being registered or the managing underwriters reasonably request (and the letter shall be addressed to holders of the Registrable Securities);

          (xiii) furnish, at the request of any holder of Registrable Securities being registered an opinion of the counsel representing the Company for the purposes of the registration, in the form and substance customarily given to underwriters in an underwritten public offering and satisfactory to the counsel representing the holders of Registrable Securities being registered, addressed to the underwriters, if any, and to the holders of Registrable Securities being registered; and

          (xiv) use its best commercial efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as practicable, an earnings statement complying with the provisions of Section 11(a) of the Securities Act and covering the
                   -------------
     period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement .

     (b) Distribution of Securities. From time to time, the Company may require
         --------------------------
each seller of Registrable Securities subject to the registration to furnish to the Company information regarding the distribution of the securities subject to the registration.

     (c) Prospectus. Each holder of Registrable Securities agrees by acquisition
         ----------
of those securities that, upon receipt of any notice from the Company of any event of the kind described in Section 6(a)(vii), the holder will
                               -----------------
discontinue disposition of Registrable Securities until the holder receives copies of the supplemented or amended prospectus contemplated by Section
                                                                 -------
6(a)(vii). In addition, if the Company requests, the holder will deliver
---------
to the Company (at the Company's expense) all copies, other than permanent file copies then in the holder's possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice. If the Company gives any such notice, the time period mentioned in Section
                                                            -------
6(a)(iii) shall be extended by the number of days elapsing between the date
---------
of notice and the date that each seller receives the copies of the supplemented or amended prospectus contemplated by Section 6(a)(iii).
                                      -----------------


     (d) Duty to Provide Information.  Whenever the holders of Registrable
         -------------------------
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, those holders shall notify the Company, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event, which as to any holder of Registrable Securities is to his or its respective knowledge, as a result of which the prospectus included in the registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading.

Section 7.    Registration Expenses.
              ---------------------

     (a) Defined. All Registration Expenses incident to the Company's
         -------
performance of or compliance with this Agreement shall be paid as provided in this Agreement. The term "Registration Expenses" includes without limitation all registration filing fees, professional fees, and other expenses of compliance with federal, state, and other securities laws (including fees and disbursements of counsel for the underwriters in connection with state or other securities law qualifications and registrations); printing expenses, messenger, telephone, and delivery expenses; fees and disbursements of counsel for the Company and for the sellers of the Registrable Securities (subject to the provisions of Section
                                                                    -------
7(b)); fees and disbursements of all independent certified public accountants
----
(including the expenses of any audit or "cold comfort" letters required by or incident to performance of the obligations contemplated by this Agreement); fees and expenses of the underwriters (excluding discounts and commissions but including liability insurance if the Company so desires or if the underwriters so require); fees and expenses of any special experts retained by the Company at the request of the managing underwriters in connection with the registration; and fees and expenses of other Persons retained by the Company. The term "Registration Expenses" does not include the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, all of which shall be paid by the Company under all circumstances.

     (b) Legal Fees and Expenses. In connection with each registration for which
         -----------------------
the Company is required to pay the Registration Expenses of the holders of Registrable Securities, the Company will promptly reimburse those holders for the reasonable fees and disbursements of one law firm, selected by the holders of a Majority of the Registrable Securities, to serve as counsel to all the holders.

     (c) Expenses Not Covered. To the extent the Company is not required to pay
         --------------------
Registration Expenses, each holder of securities included in any registration will pay those Registration Expenses allocable to the holder's securities so included, and any Registration Expenses not allocable will be borne by all sellers in proportion to the number of securities each registers.

Section 8.    Indemnification.
              ---------------

     (a) Indemnification by Company. To the full extent permitted by law, the
         --------------------------
Company agrees to indemnify each holder of Registrable Securities, its officers and directors, and each Person who controls the holder (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities, and expenses caused by any untrue or allegedly untrue statement of material fact contained in any registration statement, prospectus, or preliminary prospectus or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent the untrue statement or omission resulted from information that the holder furnished in writing to the Company expressly for use therein or by the holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to any purchaser after the Company has furnished the holder with the relevant documents. In connection with a firm or best commercial efforts underwritten offering, to the extent required by the managing underwriters, the Company will indemnify the underwriters, their officers and directors, and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent customary in such agreements.

     (b)  Indemnification by Holders of Securities.  In connection with any
          ----------------------------------------
registration statement, each participating holder of Registrable Securities will furnish to the Company in writing the information and affidavits that the Company reasonably requests for use in connection with any registration statement or prospectus and each holder agrees to indemnify, to the extent permitted by law, the Company, its directors and officers, and each Person who controls the Company (within the meaning of the Securities Act and the Exchange
Act) against any losses, claims, damages, liabilities, and expenses resulting from any untrue or allegedly untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission is contained in or omitted from any information or affidavit the holder furnished in writing, or resulting from the holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to any purchaser after the Company has furnished the holder with the relevant documents; provided, however, that the liability of each such participating holder of Registrable Securities shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such participating holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such participating holder from the sale of Registrable Securities covered by such registration statement.

     (c) Indemnification Proceedings. Any Person entitled to indemnification
         ---------------------------
under this Agreement will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) unless in the indemnified party's reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term the claimant's or plaintiff's release of the indemnified party from all liability concerning the claim or litigation. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel.

Section 9. Rule 144 and Rule 144A.
           ----------------------

        (a) Company Obligations. If the Company files a registration statement
            -------------------
     pursuant to the requirements of the Securities Act or Section 12 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will make publicly available other information), and it will take such further action to enable the holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act as amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to the holder a written statement as to whether it has complied with Rule 144 or any successor rule requirements. The Company also covenants that it will provide all such information and it will take such further action as any holder of Registrable Securities reasonably may request to enable the holder to sell Registrable Securities without registration under the Securities Act within the limitation of Rule 144A under the Securities Act, as amended from time to time, or any successor rule requirements.

        (b) Reliance on Rule 144. If any proposed sale of Registrable Securities
            --------------------
     may be effected by the holders thereof pursuant to Rule 144(k) without any adverse effect on the proposed sale, as determined by the holder in its sole discretion, including without limitation the contemplated sale price or the quantity of Registrable Securities to be sold, then the holders of the Registrable Securities covenant to rely upon Rule 144(k) in the sale thereof in lieu of requesting a Demand Registration; provided, however, the holders of Registrable Securities shall not be obligated to take any action so that they are eligible to use or rely upon Rule 144(k) in connection with any sale or distribution.

     Section 10.  Participation in Underwritten Registrations.  No Person may
                  -------------------------------------------
participate in any underwritten registration without (a) agreeing to sell securities on the basis provided in underwriting arrangements approved by the persons entitled hereunder to approve such arrangements (the holders of the Registrable Securities in a Demand Registration pursuant to Section 3(d) and the
                                                            ------------
Company in a piggyback registration pursuant to Section 4(e)), and (b)
                                                ------------
completing and executing all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required by the underwriting arrangements.

Section 11.    Miscellaneous.
               -------------
(a)  Adjustments Affecting Securities.  The Company will not take any action, or
     --------------------------------
     permit any change to occur, with respect to the Registrable Securities that would affect adversely the ability of the holders to include those securities in a registration undertaken pursuant to this Agreement or the marketability of the Registrable Securities in any registration; provided, however, that the Company shall be permitted to take such action or permit such change if (i) the Board of Directors of the Company determines that the action or change has a legitimate corporate purpose unrelated to the effect such action or change would have on the ability of the holders of Preferred Stock to include those securities in a registration undertaken pursuant to this Agreement or the marketability of the Registrable Securities in any registration and (ii) such action or change would not have a material adverse effect on the ability of such holders to include those securities in a registration undertaken pursuant to this Agreement or the marketability of the Registrable Securities in any registration. Nothing in this subsection 11(a) shall permit the Company to amend or modify Section 3(f)(ii) of this Agreement without the consent of the holders of a majority of the shares of Series E Preferred Stock.

          (b) Amendment. This Agreement may not be amended or modified, and no
              ---------
     provision hereof may be waived, without the written consent of the Company and the holders of at least a majority of the outstanding Registrable Securities; provided that with respect the amendment, modification or waiver of any provision herein relating solely to the special rights granted to the holders of the Series E Preferred Stock herein, such amendment, modification or waiver shall require the written consent of the Company and the holders of at least a majority of the Series E Preferred Stock or Series E Registrable Securities, as applicable.

          (c) Attorneys' Fees. In any legal action or proceeding brought to
              ---------------
     enforce any provision of this Agreement, the prevailing party shall be entitled to recover all reasonable expenses, charges, court costs, and attorneys' fees in addition to any other available remedy at law or in equity.

          (d) Benefit of Parties: Assignability. All of the terms and provisions
              ---------------------------------
     of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including without limitation all subsequent holders of securities entitled to the benefits of this Agreement who agree in writing to become bound by the terms of this Agreement; provided, however, the Company may not delegate its responsibilities or assign its rights under this Agreement without the prior written consent of the holders of a Majority of the Registrable Securities then issued and outstanding .

          (e) Cooperation. The parties agree that after execution of this
              -----------
     Agreement they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge, and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.

          (f) Cumulative Remedies and Survival. The rights and remedies
              --------------------------------
     specified in this Agreement shall not be exclusive of any other right or remedy and shall be cumulative and in addition to every other right or remedy now or hereafter existing at law or in equity or by statute or otherwise that may be available to the Investors.


          (g) Counterparts. This Agreement may be executed simultaneously in
              ------------
     two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (h) Entire Agreement. This Agreement, the Series A Investment
              ----------------
     Agreement the Series B Investment Agreement, the Series C Investment Agreement, the Series D Investment Agreement, the Series E Investment Agreement and the Second Amended and Restated Voting and Co-Sale Agreement (as defined in the Series E Investment Agreement) contains the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no representations, promises, warranties, covenants, or undertakings other than those expressly set forth or provided for herein or therein.

          (i) Governing Law. Illinois law shall govern the interpretation,
              -------------
     construction, and enforcement of this Agreement and all transactions and agreements contemplated hereby, notwithstanding any state's choice of law rules to the contrary .

          (j) Interpretation. The terms and conditions of this Agreement
              --------------
     represent the results of bargaining and negotiations among the parties, each of which has been represented by counsel of its own selection, and none of which has acted under duress or compulsion, whether legal, economic or otherwise, and represent the results of a combined draftsmanship effort. Consequently, the terms and conditions hereof shall be interpreted and construed in accordance with their usual and customary meanings and the parties hereby expressly waive and disclaim in connection with the interpretation and construction hereof any rule of law or procedures requiring otherwise, specifically including but not limited to any rule of law to the effect that ambiguous or conflicting terms or conditions contained herein shall be interpreted or construed against the party whose counsel prepared this Agreement or any earlier draft hereof.

          (k) Listing. If the Common Stock is listed for trading on any national
              -------
     securities exchange, that listing shall include all shares of Conversion Stock (to the extent permitted by the rules of the exchange).

          (l) No Inconsistent Agreements. Except with the prior written consent
              --------------------------
     of the holders of a Majority of the Registrable Securities then issued and outstanding, the Company will not enter into any agreement with respect to its securities that shall grant to any Person registration rights that are senior to, are in conflict with, or will interfere with the practical realization of the rights provided under this Agreement.

          (m) Notices. All notices, requests, demands, or other communications
              -------
     that are required or may be given pursuant to the terms of this Agreement shall be in writing and delivery shall be deemed sufficient in all respects and to have been duly given on the date of service if delivered personally or by facsimile transmission if receipt is confirmed to the party to whom notice is to be given, or on the third day after mailing if mailed by first-class mail, return receipt requested, postage prepaid, and properly addressed to the addresses set forth in the Series E Investment Agreement or to such other addresses as the respective parties hereto shall from time to time designate to the others in writing.

          (n) Specific Performance. Each of the parties agrees that damages for
              --------------------
     a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity the parties and their successors and assigns shall be entitled to specific performance or injunctive relief, or both, in the event of a breach or a threatened breach of this Agreement.

          (o) Table of Contents and Captions. The Table of Contents and captions
              ------------------------------
     of the sections and subsections of this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Agreement.

          (p) Validity of Provisions. Whenever possible, each provision of this
              ----------------------
     Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated, it being the intent of the parties that they would have executed the remaining portion of the Agreement without including any part or portion that may for any reason be declared invalid.

          (q) Waiver of Breach. Neither any waiver of any breach of, nor any
              ----------------
     failure to enforce any term or condition of, this Agreement shall operate as a waiver of any other breach of any term or condition, nor constitute nor be deemed a waiver or release of any other rights, in law or at equity, or claims that any party may have against any other party for anything arising out of, connected with, or based upon this Agreement. No waiver shall be enforceable against any party hereto unless set forth in a written instrument or agreement signed by that party. No waiver shall be deemed to occur as a result of the failure of any party to enforce any term or condition of this Agreement.

          (r) Additional Investor. The Company, in connection with certain
              -------------------
     financing arrangements has issued warrants to acquire shares of Series C Preferred Stock to Third Coast Venture Lease Partners I, L.P. ("Third Coast"), CID Mezzanine Capital, L.P. ("CIDMC") and Silicon Valley Bank (such warrants being collectively referred to as the "Existing Warrants") and the Company may in the future enter into additional financing arrangements pursuant to which the Company will issue "Additional Warrants" (as that term is defined in Section 3.4 of the Series E Investment Agreement); upon exercise of such Existing Warrants or such Additional Warrants by the holder or holders thereof, such holder or holders shall be deemed an "Investor" for all purposes hereof and Schedule 1 shall be
                                                      --------
     amended to include such holder or holders designated as such without any action of the Company or the other Investors.

                               [END OF AGREEMENT]

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                                       20